                                                                    EXHIBIT 99.6

                                                     DEUTSCHE BANK SECURITIES(@)
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

                   A-7IO SENSITIVITY TO PREPAYMENT ASSUMPTIONS

-----------------------------------------------------------------------------------------------------------------------
YIELD TO CALL                                             % OF PREPAYMENT ASSUMPTION
-----------------------------------------------------------------------------------------------------------------------
CLASS A-7IO (1)         0%          50%        75%          100%         125%         150%         175%          200%
-----------------------------------------------------------------------------------------------------------------------
YIELD(2)              6.663%      6.663%      6.663%       6.663%       6.663%       6.663%       6.663%      6.344%(3)
-----------------------------------------------------------------------------------------------------------------------

(1) The Class A-7IO Certificates are interest only Certificates. Interest on the Class A-7IO will be paid on a notional principal balance equal to the then outstanding principal balance of the Class A-6 Certificates (initially $[35,000,000]) at a Pass-Through Rate of [8.34]% per annum, from the first Payment Date until the Payment Date in [March 2001].
(2)  Yield is based on purchase price of 18.9355% of Notional Balance.
(3)  The exact point where yield falls off is 197% of Prepayment Assumption.








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                     DEUTSCHE BANK SECURITIES(@)
--------------------------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

----------------------------------------------------------------------------------------------------------------------------------
POOL 500 AND A
----------------------------------------------------------------------------------------------------------------------------------
Grouping                    COUNT          %             CURBAL          Avg CURBAL         RATE       AGE       RTM        CLTV
----------------------------------------------------------------------------------------------------------------------------------
<= 15 yrs                   1,354        19.64       48,927,990.39        36,135.89        11.048       3        170       80.4575
15 - 30 yrs                 1,538        47.53       118,379,058.96       76,969.48        10.121       2        329       79.4749
BALLOON                     1,059        32.83       81,770,668.62        77,214.98        10.572       3        177       80.8840
----------------------------------------------------------------------------------------------------------------------------------
Total:                      3,951       100.00       249,077,717.97       63,041.69        10.451       2        248       80.1305
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
POOL 500 AND B
----------------------------------------------------------------------------------------------------------------------------------
Grouping                    COUNT          %             CURBAL          Avg CURBAL         RATE       AGE       RTM        CLTV
----------------------------------------------------------------------------------------------------------------------------------
<= 15 yrs                    530         14.30       19,644,764.07        37,065.59        10.830       2        171       72.3411
15 - 30 yrs                  956         49.04       67,354,550.43        70,454.55        10.616       2        332       77.8839
BALLOON                      714         36.65       50,333,294.10        70,494.81        11.109       2        178       79.5258
----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,200       100.00       137,332,608.60       62,423.91        10.827       2        253       77.6928
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
POOL 500 AND C
----------------------------------------------------------------------------------------------------------------------------------
Grouping                    COUNT          %             CURBAL          Avg CURBAL         RATE       AGE       RTM        CLTV
----------------------------------------------------------------------------------------------------------------------------------
<= 15 yrs                    414         13.58       12,973,058.54        31,335.89        11.471       2        171       67.0227
15 - 30 yrs                  769         48.00       45,867,457.87        59,645.59        11.277       2        331       72.0055
BALLOON                      604         38.42       36,716,630.94        60,789.12        11.860       2        178       73.6871
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,787       100.00       95,557,147.35        53,473.50        11.527       2        250       71.9752
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
POOL 500 AND D
----------------------------------------------------------------------------------------------------------------------------------
Grouping                    COUNT          %             CURBAL          Avg CURBAL         RATE       AGE       RTM        CLTV
----------------------------------------------------------------------------------------------------------------------------------
<= 15 yrs                    67          11.03        1,989,195.96        29,689.49        12.733       2        166       52.1032
15 - 30 yrs                  141         49.67        8,953,530.53        63,500.22        12.770       2        338       62.2331
BALLOON                      131         39.30        7,084,262.15        54,078.34        13.390       2        178       62.6843
----------------------------------------------------------------------------------------------------------------------------------
Total:                       339        100.00       18,026,988.64        53,176.96        13.010       2        256       61.2926
----------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                     DEUTSCHE BANK SECURITIES(@)
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

             CASHFLOWS OF A-2 TRANCHE AT VARIOUS PREPAYMENT SPEEDS

-----------------------------------------------------------------------
     A2 @ 145
-----------------------------------------------------------------------
     "Balance"   "Interest"    "Principal"   "PrepayPen"    "TotalCash"
-----------------------------------------------------------------------
    63,966,000          -               -            -                -
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    63,966,000    328,892               -            -          328,892
-----------------------------------------------------------------------
    61,253,487    328,892       2,712,513            -        3,041,405
-----------------------------------------------------------------------
    48,579,094    314,945      12,674,393            -       12,989,338
-----------------------------------------------------------------------
    36,379,888    249,778      12,199,206            -       12,448,984
-----------------------------------------------------------------------
    24,638,132    187,053      11,741,755            -       11,928,808
-----------------------------------------------------------------------
    13,336,753    126,681      11,301,380            -       11,428,061
-----------------------------------------------------------------------
     2,459,308     68,573      10,877,444            -       10,946,018
-----------------------------------------------------------------------
             -     12,645       2,459,308            -        2,471,953
-----------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                     DEUTSCHE BANK SECURITIES(@)
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

             CASHFLOWS OF A-2 TRANCHE AT VARIOUS PREPAYMENT SPEEDS

-------------------------------------------------------------------------
     A2 @ 120
-------------------------------------------------------------------------
     "Balance"   "Interest"     "Principal"     "PrepayPen"   "TotalCash"
-------------------------------------------------------------------------
    63,966,000          -                 -               -             -
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    63,966,000    328,892                 -               -       328,892
-------------------------------------------------------------------------
    56,416,185    328,892         7,549,815               -     7,878,707
-------------------------------------------------------------------------
    46,408,382    290,073        10,007,803               -    10,297,876
-------------------------------------------------------------------------
    36,700,000    238,616         9,708,382               -     9,946,998
-------------------------------------------------------------------------
    27,282,141    188,699         9,417,859               -     9,606,559
-------------------------------------------------------------------------
    18,146,169    140,276         9,135,972               -     9,276,248
-------------------------------------------------------------------------
     9,283,705     93,302         8,862,464               -     8,955,766
-------------------------------------------------------------------------
       686,617     47,734         8,597,088               -     8,644,821
-------------------------------------------------------------------------
             -      3,530           686,617               -       690,148
-------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.                                         Page 2

                                                     DEUTSCHE BANK SECURITIES(@)
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

             CASHFLOWS OF A-2 TRANCHE AT VARIOUS PREPAYMENT SPEEDS

-------------------------------------------------------------------------
    A2 @ 130
-------------------------------------------------------------------------
    "Balance"     "Interest"    "Principal"     "PrepayPen"   "TotalCash"
-------------------------------------------------------------------------
   63,966,000           -                 -               -             -
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   63,966,000       328,892               -               -       328,892
-------------------------------------------------------------------------
   54,540,008       328,892       9,425,992               -     9,754,883
-------------------------------------------------------------------------
   43,625,680       280,427      10,914,329               -    11,194,755
-------------------------------------------------------------------------
   33,070,164       224,309      10,555,516               -    10,779,824
-------------------------------------------------------------------------
   22,861,732       170,036      10,208,431               -    10,378,467
-------------------------------------------------------------------------
   12,989,039       117,547       9,872,694               -     9,990,241
-------------------------------------------------------------------------
    3,441,105        66,785       9,547,934               -     9,614,719
-------------------------------------------------------------------------
            -        17,693       3,441,105               -     3,458,798
-------------------------------------------------------------------------
            -           -                 -               -             -
-------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.                                         Page 3

                                                     DEUTSCHE BANK SECURITIES(@)
--------------------------------------------------------------------------------
                       IMC HOME EQUITY LOAN TRUST 1998-5
--------------------------------------------------------------------------------

             CASHFLOWS OF A-2 TRANCHE AT VARIOUS PREPAYMENT SPEEDS

--------------------------------------------------------------------------
     A2 @ 100
--------------------------------------------------------------------------
    "Balance"       "Interest"     "Principal"   "PrepayPen"   "TotalCash"
--------------------------------------------------------------------------
   63,966,000.00             -               -            -              -
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   63,966,000.00    328,891.85               -            -     328,891.85
--------------------------------------------------------------------------
   56,563,557.96    328,891.85    7,402,442.04            -   7,731,333.89
--------------------------------------------------------------------------
   48,394,292.72    290,830.96    8,169,265.24            -   8,460,096.20
--------------------------------------------------------------------------
   40,423,300.58    248,827.32    7,970,992.14            -   8,219,819.46
--------------------------------------------------------------------------
   32,645,814.36    207,843.14    7,777,486.22            -   7,985,329.36
--------------------------------------------------------------------------
   25,057,180.85    167,853.90    7,588,633.51            -   7,756,487.41
--------------------------------------------------------------------------
   17,652,858.10    128,835.67    7,404,322.75            -   7,533,158.42
--------------------------------------------------------------------------
   10,428,412.75     90,765.11    7,224,445.35            -   7,315,210.46
--------------------------------------------------------------------------
    3,379,517.47     53,619.42    7,048,895.28            -   7,102,514.70
--------------------------------------------------------------------------
               -     17,376.35    3,379,517.47            -   3,396,893.82
--------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company
mentioned herein.                                         Page 4